SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                        May 7, 2001 (September 30, 2000)


                            Empire Energy Corporation

             (Exact Name of Registrant as specified in its charter)

            Utah                        1-10077                 87-0401761
(State or other jurisdiction)   (Commission file number)   (IRS Employer ID No.)

                       7500 College Boulevard, Suite 1215
                           Overland Park, Kansas 66210

               (address of principal executive offices) (zip code)


                                 (913) 469-5615

                         (Registrant's telephone number,
                              including area code)

Item 2. Acquisition or Disposition of Assets

On September 30, 2000, Empire sold all of its investment in One E Group, Inc.
(OEG) to Peterson and Sons Holding Company, a major shareholder, in exchange for 750,000 shares of Empire common stock and forgiveness by OEG of a note receivable from a subsidiary of Empire. On June 20, 2000, Empire had purchased 71.43% of the outstanding common stock of One E Group, Inc. in exchange for 846,675 shares of newly issued Empire common stock and warrants to allow the purchase of an additional eleven million shares at $3.00 per share. The market value of the common stock received by Empire was determined to be $1,125,000 based on the closing price of $1.50 per share on the date of the transaction.


Item 7. Financial Statements and Exhibits.

(b) Pro forma Financial Statements

Pro forma financial information of Registrant and the reported transaction is filed herewith.


Exhibit 2.04 Sale agreement previously filed.




SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

Empire Energy Corporation
(Registrant)


Dated: May 7, 2001                      By: /s/ Norman L. Peterson
                                                Norman L. Peterson, Chairman

                            EMPIRE ENERGY CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


The following financial statements describe the pro forma effect of the September 30, 2000 sale of 71.43% of the outstanding common stock of One E Group, Inc. (OEG) that was acquired June 20, 2000 by Empire Energy Corporation ("Empire") (a development stage company). The unaudited pro forma consolidated condensed financial statements have been prepared utilizing the historical financial statements of Empire. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of Empire on Form 10-KSB/A and the historical financial statements of OEG.

The following unaudited pro forma consolidated condensed statement of operations for the six months ended June 30, 2000 and the unaudited pro forma consolidated condensed balance sheet as of June 30, 2000 give effect to the disposition of the majority of the stock of OEG, including the related pro forma adjustments described in the notes thereto. The unaudited pro forma consolidated condensed statement of operations for the six months ended June 30, 2000 gives effect to the disposition by Empire as if the disposition had occurred on June 21, 2000. The unaudited pro forma consolidated condensed balance sheet as of June 30, 2000 gives effect to the disposition as if it had occurred on June 30, 2000. The pro forma financial statements reflect the preliminary allocation of the disposition. The disposition price will be finalized upon the completion of management's review and resolution of any contingencies.

The unaudited pro forma consolidated condensed financial statements may not be indicative of the results that actually would have occurred if the disposition had been effective on the dates indicated or which may be obtained in the future.


                                      F-1
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

EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
--------------------------------------------------------------------------------------------

                       ASSETS
                       ------
                                                                                 Unaudited
                                           Historical                            Pro Forma
                                          June 30, 2000    Pro Forma              June 30,
                                             Empire       Adjustments               2000
                                           -----------    ------------           -----------
CURRENT ASSETS
   Cash                                    $   117,637    $    (75,467) (a)      $    42,170
   Accounts receivable, net                     51,700         (18,940) (a)           32,760
   Inventories                                 179,158            --                 179,158
   Prepaids and deposits                         6,175          (6,175) (a)             --
                                           -----------    ------------           -----------

TOTAL CURRENT ASSETS                           354,670         (100,582)             254,088

PROPERTY AND EQUIPMENT, NET                    245,398         (178,431) (a)          66,967

OIL AND GAS PROPERTIES, NET
  Properties not subject to amortization        40,760             --                 40,760


OTHER ASSETS:
  Marketable securities                         68,780             --                 68,780
  Deposits and other                            53,551          (53,551) (a)            --
  Receivables - related party                  107,244             --                107,244
                                           -----------    -------------          -----------

TOTAL ASSETS                               $   870,403    $    (332,564)         $   537,839
                                           ===========    =============          ===========

                     LIABILITIES
                     -----------

CURRENT LIABILITIES
  Accounts payable and accrued
      expenses                             $    95,446    $    (54,687) (a)      $    40,759
  Capital leases                                12,750         (12,750) (a)             --
  Customer prepayments                         120,000        (120,000) (a)             --
                                           -----------    ------------           -----------

TOTAL CURRENT LIABILITIES                      228,196        (187,437)               40,759
                                           -----------    ------------           -----------

LONG-TERM DEBT                                  50,982         (50,982) (a)             --

MINORITY INTERESTS                              99,300         (99,300) (a)             --

                STOCKHOLDERS' EQUITY
                --------------------

STOCKHOLDERS' EQUITY
   Common stock                                 13,590            --                  13,590

   Additional paid-in-capital               20,118,957           5,155  (a)       21,249,112
                                                             1,125,000  (b)
   Treasury stock                                 --        (1,125,000) (b)       (1,125,000)
   Accumulated other comprehensive
    loss                                       (12,417)           --                 (12,417)
   Previous accumulated deficit             (1,867,999)           --              (1,867,999)
   Accumulated deficit                     (17,760,206)           --             (17,760,206)
                                           -----------    ------------           -----------

TOTAL STOCKHOLDERS' EQUITY                     491,925           5,155               497,080
                                           -----------    ------------           -----------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                    $   870,403    $   (332,564)          $   537,839
                                           ===========    ============           ===========


       See notes to unaudited pro forma consolidated condensed financial statements.

                                            F-2


EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------


                                               For the Six Months Ended June 30, 2000
                                           -----------------------------------------------
                                                           Adjustments         Unaudited
                                              Empire       One E Group         Pro Forma
                                           ------------    ------------       ------------
OIL AND GAS SALES                          $    224,450    $       --         $    224,450
COMPUTER SERVICES REVENUE                         9,382          (9,382)(c)           --

EXPENSES
   Lease operating                                6,459            --                6,459
   Depreciation, depletion, amortization
      and impairment                         15,069,013     (13,340,577)(d)      1,728,436
   Interest, net                                 (1,432)            889 (c)           (543)
   General and administrative                   320,724         (30,556)(c)        290,168
   Loss (gain) on partial interests              (7,332)            576 (c)         (6,756)
                                           ------------    ------------       ------------

TOTAL EXPENSES                               15,387,432     (13,369,668)         2,017,764
                                           ------------    ------------       ------------

LOSS FROM CONTINUING OPERATIONS             (15,153,600)     13,360,286         (1,793,314)
                                           ============    ============       ============

Loss Per Share:
Net loss per common share                                                     $      (0.15)
                                                                              ============

Weighted Average Shares Outstanding                                             12,316,081
                                                                              ============





      See notes to unaudited pro forma consolidated condensed financial statements.

                                           F-3

                               ENERGY CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Disposition of investment in One E Group, Inc.

On September 30, 2000, Empire sold all of its investment in One E Group, Inc.
(OEG) to Peterson and Sons Holding Company, a major shareholder, in exchange for 750,000 shares of Empire common stock and forgiveness by OEG of a note receivable from a subsidiary of Empire. On June 20, 2000 Empire had purchased 71.43% of the outstanding common stock of One E Group, Inc. in exchange for 846,675 shares of newly issued Empire common stock and warrants to purchase eleven million shares of the Company's common stock at $3.00 per share.

The market value of the common stock received by Empire was determined to be $1,125,000 based on the closing price of $1.50 per share on the date of the transaction. Subsequent to the acquisition, the related goodwill had been determined to be impaired and had been charged to operations. Because of this impairment, no goodwill is carried on the financial statements of Empire. At June 30, 2000, net operating assets were $332,564 and the liabilities transferred were $337,719 resulting in a difference of $5,155. The difference will be accounted for as a capital contribution due to the related party nature of the transactions. The value of the Empire stock received in the transaction will be recorded as an addition to paid in capital and treasury stock. No gain or loss will be recorded for this component of the sale proceeds.

The unaudited pro forma adjustments are as follows:

     a. To record the September 30, 2000 sale of the investment by Empire in 71.43% of the common stock of OEG and remove operating assets and liabilities from the consolidated financial statements as follows.

                    Current Assets                $ 100,582
                    Property and equipment, net     178,431
                    Deposits and other               53,551
                    Current liabilities            (187,437)
                    Long-term debt                  (50,982)
                    Minority interest               (99,300)
                                                  ---------

                    Capital Contribution          $  (5,155)
                                                  =========

                               ENERGY CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


     b. To record the receipt of 750,000 shares of Empire common stock in return for all of the common stock of OEG owned by Empire. Market value of this stock is determined using the market closing price of $1.50 per share on the date of the transaction.

     c. To remove the operating revenues and expenses of One E Group incured during the period from June 21, 2000 to June 30, 2000 from continuing operations.

     d. To reclassify the impairment of goodwill incurred in connection with the operation of One E Group from continuing operations.




                                      F-5